Derivatives and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Concentration of Credit Risk
Derivatives and Concentration of Credit Risk
Energy Commodity Derivatives
Risk Management Activities
We are exposed to market risk from changes in energy commodity prices within our operations. We utilize derivatives to manage exposure to the variability in expected future cash flows from forecasted sales of crude oil, natural gas and natural gas liquids attributable to commodity price risk.
We produce, buy and sell crude oil, natural gas and natural gas liquids at different locations throughout the United States. To reduce exposure to a decrease in revenues from fluctuations in commodity market prices, we enter into futures contracts, swap agreements, and financial option contracts to mitigate the price risk on forecasted sales of crude oil, natural gas and natural gas liquids. We have also entered into basis swap agreements to reduce the locational price risk associated with our producing basins. Our financial option contracts are either purchased or sold options, or a combination of options that comprise a net purchased option, zero-cost collar or swaptions.
Derivatives related to production
The following table sets forth the derivative notional volumes of the net long (short) positions that are economic hedges of production volumes, which are included in our commodity derivatives portfolio as of December 31, 2017.

Commodity	Period	Contract Type (a)	Location	Notional Volume (b)	Weighted Average Price (c)
Crude Oil
Crude Oil	2018	Fixed Price Swaps	WTI	(57,500)	$52.82
Crude Oil	2018	Basis Swaps	Midland	(17,521)	$(0.91)
Crude Oil	2018	Basis Swaps	Nymex	(20,000)	$0.03
Crude Oil	2018	Fixed Price Calls	WTI	(13,000)	$58.89
Crude Oil	2019	Fixed Price Swaps	WTI	(32,000)	$51.99
Crude Oil	2019	Basis Swaps	Midland	(20,000)	$(0.93)
Crude Oil	2019	Basis Swaps	Nymex	(20,000)	$0.11
Crude Oil	2019	Fixed Price Calls	WTI	(5,000)	$54.08
Crude Oil	2020	Basis Swaps	Midland	(5,000)	$(1.16)

Natural Gas
Natural Gas	2018	Fixed Price Swaps	Henry Hub	(140)	$2.97
Natural Gas	2018	Basis Swaps	San Juan	(40)	$(0.30)
Natural Gas	2018	Basis Swaps	Permian	(48)	$(0.31)
Natural Gas	2018	Basis Swaps	Waha	(15)	$0.93
Natural Gas	2018	Basis Swaps	Houston Ship	(43)	$(0.08)
Natural Gas	2018	Fixed Price Calls	Henry Hub	(16)	$4.75
Natural Gas	2019	Fixed Price Swaps	Henry Hub	(50)	$2.88
Natural Gas	2019	Basis Swaps	Permian	(25)	$(0.39)
Natural Gas	2019	Basis Swaps	Waha	(45)	$0.07
Natural Gas	2019	Basis Swaps	Houston Ship	(30)	$(0.09)

Natural Gas Liquids
Natural Gas Liquids	2018	Fixed Price Swaps	Ethane-Mont	(3,078)	$0.29
Natural Gas Liquids	2018	Fixed Price Swaps	Propane	(900)	$0.79
Natural Gas Liquids	2018	Fixed Price Swaps	Propane-Mont	(3,604)	$0.80
Natural Gas Liquids	2018	Fixed Price Swaps	Iso Butane	(651)	$0.91
Natural Gas Liquids	2018	Fixed Price Swaps	Normal Butane	(1,701)	$0.90
Natural Gas Liquids	2018	Fixed Price Swaps	Natural	(1,401)	$1.31

__________

(a)
Derivatives related to crude oil production are fixed price swaps settled on the business day average, basis swaps, fixed price calls and swaptions. The derivatives related to natural gas production are fixed price swaps, basis swaps, fixed price calls and swaptions. The derivatives related to natural gas liquids production are fixed price swaps. In connection with several crude oil and natural gas swaps entered into, we granted swaptions to the swap counterparties in exchange for receiving premium hedged prices on the crude oil and natural gas swaps. These swaptions grant the counterparty the option to enter into future swaps with us.

(b)	Crude oil volumes are reported in Bbl/day, natural gas volumes are reported in BBtu/day and natural gas liquids volumes are reported in Bbl/day.

(c)	The weighted average price for crude oil is reported in $/Bbl, the natural gas is reported in $/MMBtu and the natural gas liquids is reported in $/Gallon.

Fair values and gains (losses)
Our derivatives are presented as separate line items in our Consolidated Balance Sheets as current and noncurrent derivative assets and liabilities. Derivatives are classified as current or noncurrent based on the contractual timing of expected future net cash flows of individual contracts. The expected future net cash flows for derivatives classified as current are expected to occur within the next 12 months. The fair value amounts are presented on a gross basis and do not reflect the netting of asset and liability positions permitted under the terms of our master netting arrangements. Further, our derivatives do not include cash held on deposit in margin accounts that we have received or remitted to collateralize certain derivative positions.

We enter into commodity derivative contracts that serve as economic hedges but are not designated as cash flow hedges for accounting purposes as we do not utilize this method of accounting for derivative instruments. The following table presents the net gain (loss) related to our energy commodity derivatives.

	Years Ended December 31,
	2017	2016	2015

Gain (loss) from derivatives related to production(a)	$3	$(207)	$438
Gain (loss) from derivatives related to physical marketing agreements(b)	—	—	(20)
Net gain (loss) on derivatives	$3	$(207)	$418
__________

(a)	Includes settlements totaling $4 million, $301 million and $650 million for the years ended December 31, 2017, 2016 and 2015, respectively.

(b)	Includes settlements totaling $1 million for the year ended December 31, 2016 and payments totaling less than $1 million and $33 million for the years ended December 31, 2017 and 2015, respectively.
The cash flow impact of our derivative activities is presented as separate line items within the operating activities on the Consolidated Statements of Cash Flows.
Offsetting of derivative assets and liabilities
The following table presents our gross and net derivative assets and liabilities.

	Gross Amount Presented on Balance Sheet	Netting Adjustments (a)	Net Amount
December 31, 2017	(Millions)
Derivative assets with right of offset or master netting agreements	$59	$(42)	$17
Derivative liabilities with right of offset or master netting agreements	$(236)	$42	$(194)

December 31, 2016
Derivative assets with right of offset or master netting agreements	$38	$(33)	$5
Derivative liabilities with right of offset or master netting agreements	$(215)	$33	$(182)
__________

(a)
With all of our financial trading counterparties, we have agreements in place that allow for the financial right of offset for derivative assets and derivative liabilities at settlement or in the event of a default under the agreements. Additionally, we have negotiated master netting agreements with some of our counterparties. These master netting agreements allow multiple entities that have multiple underlying agreements the ability to net derivative assets and derivative liabilities at settlement or in the event of a default or a termination under one or more of the underlying contracts.

Credit-risk-related features
Certain of our derivative contracts contain credit-risk-related provisions that would require us, under certain events, to post additional collateral in support of our net derivative liability positions. These credit-risk-related provisions require us to post collateral in the form of cash or letters of credit when our net liability positions exceed an established credit threshold. The credit thresholds are typically based on our senior unsecured debt ratings from Standard and Poor’s and/or Moody’s Investment Services. Under these contracts, a credit ratings decline would lower our credit thresholds, thus requiring us to post additional collateral. We also have contracts that contain adequate assurance provisions giving the counterparty the right to request collateral in an amount that corresponds to the outstanding net liability.
As of December 31, 2017, we did not have any collateral posted to derivative counterparties to support the aggregate fair value of our net $194 million derivative liability position (reflecting master netting arrangements in place with certain counterparties) which includes a reduction of $4 million to our liability balance for our own nonperformance risk. As of December 31, 2016, we did not have any collateral posted to derivative counterparties to support the aggregate fair value of our net $182 million derivative liability position (reflecting master netting arrangements in place with certain counterparties) which includes a reduction of $5 million to our liability balance for our own nonperformance risk. The additional collateral that we would have been required to post, assuming our credit thresholds were eliminated and a call for adequate assurance under the credit risk provisions in our derivative contracts was triggered, was $194 million and $187 million at December 31, 2017 and 2016, respectively.
Concentration of Credit Risk
Cash equivalents
Our cash equivalents are primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government.
Accounts receivable
The following table summarizes concentration of receivables, net of allowances, by product or service as of dates indicated below.

	December 31,
	2017	2016
	(Millions)
Receivables by product or service:
Sale of natural gas, crude and related products and services	$251	$122
Joint interest owners	54	23
Other	2	23
Total	$307	$168

Oil and natural gas customers include pipelines, distribution companies, producers, marketers and industrial users primarily located in the southwestern United States and North Dakota. As a general policy, collateral is not required for receivables, but customers’ financial condition and credit worthiness are evaluated regularly.
Derivative assets and liabilities
We have a risk of loss from counterparties not performing pursuant to the terms of their contractual obligations. Counterparty performance can be influenced by changes in the economy and regulatory issues, among other factors. Risk of loss is impacted by several factors, including credit considerations and the regulatory environment in which a counterparty transacts. We attempt to minimize credit-risk exposure to derivative counterparties and brokers through formal credit policies, consideration of credit ratings from public ratings agencies, monitoring procedures, master netting agreements and collateral support under certain circumstances. Collateral support could include letters of credit, payment under margin agreements and guarantees of payment by creditworthy parties.
We also enter into master netting agreements to mitigate counterparty performance and credit risk. During 2017, 2016 and 2015, we did not incur any significant losses due to counterparty bankruptcy filings. We assess our credit exposure on a net basis to reflect master netting agreements in place with certain counterparties. We offset our credit exposure to each counterparty with amounts we owe the counterparty under derivative contracts.
Our gross and net credit exposure from our derivative contracts were $59 million and $17 million, respectively, as of December 31, 2017. All of our credit exposure is with investment grade financial institutions. We determine investment grade primarily using publicly available credit ratings. We consider counterparties with a minimum S&P’s rating of BBB- or Moody’s Investors Service rating of Baa3 to be investment grade.
At December 31, 2017, all of our net credit exposure is with a single counterparty. Under our marginless hedging agreements with key banks, neither party is required to provide collateral support related to hedging activities.
Other
At December 31, 2017, we held collateral support of $10 million, either in the form of cash, letters of credit or surety bond, related to our commodity management agreements.
Collateral support for our commodity agreements could include margin deposits, letters of credit, and guarantees of payment by credit worthy parties.
Revenues
The following companies accounted for more than 10 percent of our total consolidated revenues adjusted for net gain (loss) on derivatives in any given year presented below. Management believes that the loss of any individual purchaser would not have a long-term material adverse impact on the financial position or results of operations of the Company.

	Year ended December 31,
	2017	2016	2015
Crestwood Midstream Partners LP	21%	(a)	(a)
St. Paul Refining	16%	13%	(a)
NGL Crude Logistics	13%	(a)	(a)
Delek Refining, Ltd	10%	(a)	(a)
Plains Marketing	(a)	15%	(a)
Marathon Petroleum	(a)	(a)	12%
__________

(a)	Revenues for purchaser were less than 10 percent of total consolidated revenues adjusted for net gain (loss) on derivatives.

One of our senior officers is on the board of directors of NGL Energy Partners, LP ("NGL Energy"). In the normal course of business, we sell crude oil to NGL Energy. For the year ended 2017, sales to NGL Energy were approximately 13 percent of our total consolidated revenues adjusted for gain (loss) on derivatives.